VALIC COMPANY I

Supplement to Prospectus dated October 1, 2002

In the section titled "Expense Summary," the "Example" is deleted in its entirety and replaced with the following;

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect sales charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year 3 Years 5 Years 10 Years

International Equities $80 $249 $433 $ 966

Mid Cap Index $42 $132 $230 $ 518

Money Market I $61 $197 $344 $ 772

NASDAQ-100®Index $79 $246 $428 $ 954

Science & Technology $102 $323 $561 $1,246

Small Cap Index $49 $154 $269 $ 604

Stock Index $38 $119 $208 $ 468

The Example does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

Dated: March 12, 2003

Version AGL(7)